UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2007

KOMAG, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-16852	94-2914864
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
1710 Automation Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 576-2000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 21, 2007, Komag, Incorporated issued a press release with respect to its offer and sale of $200 million aggregate principal amount of convertible subordinated notes due 2014, plus an additional aggregate principal amount of up to $30 million at the option of the initial purchaser to cover overallotments. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     The following exhibit is filed as part of this report.

Exhibit No.	Description

99.1	Press Release issued by Komag, Incorporated on March 21, 2007, announcing its offering of convertible subordinated notes due 2014.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOMAG, INCORPORATED
Date: March 22, 2007	By:	/s/ Kathleen A. Bayless
		Name:	Kathleen A. Bayless
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Komag, Incorporated on March 21, 2007, announcing its offering of convertible subordinated notes due 2014.